UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

CRUCIBLE ACQUISITION CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CRUCIBLE ACQUISITION CORPORATION

645 Walnut Street

Boulder, Colorado 80302

PROXY STATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS OF

CRUCIBLE ACQUISITION CORPORATION

Dear Stockholders of Crucible Acquisition Corporation:

You are cordially invited to attend a special meeting of stockholders of Crucible Acquisition Corporation, a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at 10:00 a.m., Mountain time, on November 28, 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/crucibleacquisition/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on November 28, 2022. The accompanying proxy statement is dated October 24, 2022, and is first being mailed to stockholders of the Company on or about October 25, 2022.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

1.

Proposal No. 1 – The First Amendment Proposal – to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) pursuant to an amendment to the Charter in paragraphs three, five and eight of the form set forth in Annex A of the accompanying proxy statement (the “First Amendment”) to amend the date by which the Company must cease its operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), and redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was completed on January 7, 2021 (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option), from January 7, 2023 (the “Original Termination Date”) to November 30, 2022 (the “Amended Termination Date”) (the “First Amendment Proposal”);

2.

Proposal No. 2 – The Second Amendment Proposal – To amend the Charter pursuant to an amendment to the Charter in paragraphs four, six, seven and nine of the form set forth in Annex A of the accompanying proxy statement (the “Second Amendment” and, together with the First Amendment, the “Amendments”) to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Second Amendment Proposal” and, together with the First Amendment Proposal, the “Amendment Proposals”); and

3.

Proposal No. 3 – The Adjournment Proposal – to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the First Amendment Proposal is to allow the Company to return capital to our stockholders prior to December 31, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter. The purpose of the Second Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation. The Company’s board of directors (the “Board”) believes the Amendments are in the best interests of the Company and our stockholders.

In connection with approval of the First Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the First Amendment Proposal or if they vote at all. The remaining public stockholders will also have their shares redeemed for cash because the Company will not complete an initial Business Combination by the Original Termination Date or the Amended Termination Date. If the First Amendment Proposal is approved by the requisite vote of stockholders but the Second Amendment Proposal is not approved by the requisite vote of stockholders, we will not redeem shares of Class A Common Stock to the extent that such redemptions cause us to have less than $5,000,001 of net tangible assets following approval of the First Amendment.

Based upon the amount held in the Trust Account as of September 30, 2022, which was $260,551,855, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.06 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on September 30, 2022 was $9.96. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the First Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., New York City time, on November 23, 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Trust Company, a New York limited purpose trust company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Additionally, if the First Amendment is approved by the requisite vote of stockholders, public stockholders electing to redeem their shares will only be redeemed for cash if either (i) the Second Amendment Proposal is approved by the requisite vote of stockholders or (ii) the Second Amendment Proposal is not approved by the requisite vote of stockholders and the Redemption Limitation has not been exceeded. In the event that the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, we and/or our sponsor, Foundry Crucible I, LLC, a Delaware limited liability company (the “Sponsor”), expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any public shares in connection with the First Amendment Proposal, and the public stockholders will retain their shares and redemption rights.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote against the First Amendment Proposal. If the First Amendment Proposal is approved by the requisite vote of stockholders, the remaining public stockholders will also have their shares redeemed for cash because the Company will not complete an initial Business Combination by the Amended Termination Date. However, public stockholders will not have their shares redeemed in connection with the First Amendment unless the First Amendment Proposal is approved. In addition, if the First Amendment Proposal is approved by the requisite vote of stockholders but the Second Amendment Proposal is not approved by the requisite vote of stockholders, we will not redeem shares of Class A Common Stock to the extent that such redemptions cause us to have less than $5,000,001 of net tangible assets following approval of the First Amendment.

If the First Amendment Proposal is approved, stockholders who elect to redeem their public shares in connection with the Amendment will receive a per-share redemption price of the Trust Account, including interest (net of taxes payable). An additional $100,000 of interest to pay dissolution expenses may be withdrawn from the Trust Account when redeeming the remaining stockholders in connection with the winding up of the Company, which, if the First Amendment Proposal is approved, may result in a per-share redemption price paid to the remaining stockholders in connection with the winding up of the Company that is lower than the per-share redemption price paid to stockholders who elect to redeem their public shares in connection with the First Amendment.

We have determined that the Company will not be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the First Amendment Proposal is approved, the First Amendment is implemented or (y) the First Amendment Proposal is not approved, because we will not complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the First Amendment Proposal is approved, the Amended Termination Date.

Approval of the First Amendment Proposal requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) entitled to vote thereon, voting together as a single class.

Approval of the Second Amendment Proposal requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE AMENDMENT PROPOSALS AND THE ADJOURNMENT PROPOSAL.

The Board has fixed 5:00 p.m., New York City Time, on October 3, 2022, as the record date for the Special Meeting (the “Record Date”). Only stockholders of record on October 3, 2022, are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial Business Combination at this time. We have determined that the Company will not be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the First Amendment Proposal is approved and the Amendment is implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeem all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders.

You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/crucibleacquisition/2022. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A stockholder’s failure to vote by proxy or to vote by virtual attendance will not be counted towards the number of shares of Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

If you have any questions or need assistance voting your shares of Common Stock, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing CRU.info@investor.morrowsodali.com.

On behalf of the Board, we would like to thank you for your support of Crucible Acquisition Corporation.

October 24, 2022

By Order of the Board,

/s/ James M. Lejeal
James M. Lejeal Chief Executive Officer

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD SHARES OF CLASS A COMMON STOCK AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR SHARES OF CLASS A COMMON STOCK AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. YOU WILL NOT HAVE YOUR SHARES REDEEMED IN CONNECTION WITH THE AMENDMENT UNLESS THE AMENDMENT PROPOSAL IS APPROVED.

This proxy statement is dated October 24, 2022

and is first being mailed to our stockholders with the form of proxy on or about October 25, 2022.

IMPORTANT

Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors of the Company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

Crucible Acquisition Corporation

645 Walnut Street

Boulder, Colorado 80302

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 28, 2022

Dear Stockholders of Crucible Acquisition Corporation:

NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Crucible Acquisition Corporation, a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at 10:00 a.m., Mountain time, on November 28, 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/crucibleacquisition/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on November 28, 2022.

The Special Meeting will be held to consider and vote upon the following proposals:

1.

Proposal No. 1 – The First Amendment Proposal – to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) pursuant to an amendment to the Charter in paragraphs three, five and eight of the form set forth in Annex A of the accompanying proxy statement (the “First Amendment”) to amend the date by which the Company must cease its operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), and redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was completed on January 7, 2021 (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option) from January 7, 2023 (the “Original Termination Date”) to November 30, 2022 (the “Amended Termination Date”) (the “Amendment Proposal”);

2.

Proposal No. 2 – The Second Amendment Proposal – to amend the Company’s Charter pursuant to an amendment to the Charter in paragraphs four, six, seven and nine of the form set forth in Annex A of the accompanying proxy statement (the “Second Amendment” and, together with the First Amendment, the “Amendments”) to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Second Amendment Proposal” and, together with the First Amendment Proposal, the “Amendment Proposals”); and

3.

Proposal No. 3 – The Adjournment Proposal – to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of the First Amendment Proposal requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) entitled to vote thereon, voting together as a single class.

Approval of the Second Amendment Proposal requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

The purpose of the First Amendment Proposal is to allow the Company to return capital to our stockholders prior to December 31, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter. The purpose of the Second Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation. The Company’s board of directors (the “Board”) believes the Amendments are in the best interests of the Company and our stockholders.

In connection with approval of the First Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposal or if they vote at all.

You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., New York City time, on November 23, 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Trust Company, a New York limited purpose trust company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Additionally, if the First Amendment is approved by the requisite vote of stockholders, public stockholders electing to redeem their shares will only be redeemed for cash if either (i) the Second Amendment Proposal is approved by the requisite vote of stockholders or (ii) the Second Amendment Proposal is not approved by the requisite vote of stockholders and the Redemption Limitation has not been exceeded. In the event that the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, we and/or our sponsor,

Foundry Crucible I, LLC, a Delaware limited liability company (the “Sponsor”), expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any public shares in connection with the First Amendment Proposal, and the public stockholders will retain their shares and redemption rights.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote against the First Amendment Proposal. If the First Amendment Proposal is approved by the requisite vote of stockholders, the remaining public stockholders will also have their shares redeemed for cash because the Company will not complete an initial Business Combination by the Amended Termination Date. However, public stockholders will not have their shares redeemed in connection with the First Amendment unless the First Amendment Proposal is approved. In addition, if the First Amendment Proposal is approved by the requisite vote of stockholders but the Second Amendment Proposal is not approved by the requisite vote of stockholders, we will not redeem shares of Class A Common Stock to the extent that such redemptions cause us to have less than $5,000,001 of net tangible assets following approval of the First Amendment.

We have determined that the Company will not be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the First Amendment Proposal is approved, the First Amendment is implemented or (y) the First Amendment Proposal is not approved, because we will not complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the First Amendment Proposal is approved, the Amended Termination Date.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Sponsor and the Company’s directors and officers intend to vote in favor of each of the proposals at the Special Meeting.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Based upon the amount held in the Trust Account as of September 30, 2022, which was $260,551,855, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.06 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on September 30, 2022 was $9.96. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the First Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remaining public stockholders will also have their shares redeemed for cash because the Company will not complete an initial Business Combination by the Original Termination Date or the Amended Termination Date.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $260,551,855 that was in the Trust Account as of September 30, 2022.

Only stockholders of record of the Company as of 5:00 p.m., New York City Time on October 3, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the Record Date, there were 32,343,750 shares of Common Stock issued and outstanding, including (i) 25,875,000 shares of Class A Common Stock (that were initially sold in the IPO) and (ii) 6,468,750 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

Proxy voting permits stockholders unable to attend the Special Meeting by virtual attendance to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

YOUR VOTE IS IMPORTANT. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

If you have any questions or need assistance voting your shares of Common Stock, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing CRU.info@investor.morrowsodali.com.

October 24, 2022

By Order of the Board,

/s/ James M. Lejeal
James M. Lejeal Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING TO BE HELD ON NOVEMBER 28, 2022

This Notice of Special Meeting and Proxy Statement are available at https://www.cstproxy.com/crucibleacquisition/2022.

CRUCIBLE ACQUISITION CORPORATION

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m., Mountain time, on November 28, 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Crucible Acquisition Corporation, a Delaware corporation (the “Company”, “we”, “us” or “our”), for use at the special meeting of stockholders of the Company to be held at 10:00 a.m., Mountain time, on November 28, 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/crucibleacquisition/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on November 28, 2022.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the return of capital to our stockholders, the consequences of not completing an initial Business Combination (as defined below), the release of funds held in the Trust Account (as defined below), the availability of working capital and borrowing capacity and the use of funds outside the Trust Account. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but such statements necessarily involve risks and uncertainties and there can be no assurance that the expectation or belief will result or be achieved or accomplished. The following include some but not all of the factors that could cause actual results or events to differ materially from those anticipated:

•	our being a company with no operating history and no revenue;

•	our ability to amend the date by which we must complete an initial Business Combination to the Amended Termination Date (as defined below);

•	the amount of redemptions by our public stockholders in connection with the First Amendment (as defined below);

•	our inability to complete our initial Business Combination;

•	actual and potential conflicts of interest relating to the Sponsor (as defined below) and other entities in which members of our management team are involved;

•	the ability of our officers and directors to generate a number of potential initial Business Combination opportunities;

•	our public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

•	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•	the Trust Account not being subject to claims of third parties; and

•	our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR

SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting to be held by virtual attendance on November 28, 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated in Delaware on September 16, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). On January 7, 2021, the Company completed its initial public offering (“IPO”) of 25,875,000 units, with each unit consisting of one share of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) and one-third of one redeemable warrant to purchase one share of Class A Common Stock, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,375,000 units. Simultaneously with the closing of the IPO, the Company completed the private sale of 4,783,333 private placement warrants at a purchase price of $1.50 per private placement warrant to Foundry Crucible I, LLC, a Delaware limited liability company and the Company’s sponsor (the “Sponsor”), generating gross proceeds to us of $7,175,000. Following the closing of the IPO, a total of $258,750,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in a trust account (the “Trust Account”), with Continental Stock Transfer & Trust Company, a New York limited purpose trust company (“Continental”), acting as trustee. At present, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if we do not complete our initial Business Combination by January 7, 2021 (the “Original Termination Date”).

The purpose of the Amendment Proposal (as defined below) is to allow the Company to return capital to our stockholders prior to December 31, 2022 by ceasing all operations on November 30, 2022 (the “Amended Termination Date”) except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter. The Board believes this is in the best interests of the Company and our stockholders.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

What is being voted on?

You are being asked to vote on the following proposals:

(a) Proposal No. 1 — The First Amendment Proposal — to amend the Charter pursuant to an amendment to the Charter in paragraphs three, five and eight of the form set forth in Annex A of this proxy statement (the “First Amendment”) to amend the date by which the Company must cease its operations except for the purpose of winding up if it fails to complete a Business Combination, and redeem all of the shares of Class A Common Stock, included as part of the units sold in the IPO, whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option), from the Original Termination Date to the Amended Termination Date (the “First Amendment Proposal”);

(b) Proposal No. 2 — The Second Amendment Proposal — to amend the Charter pursuant to an amendment to the Charter in paragraphs four, six, seven and nine of the form set forth in Annex A of this proxy statement (the “Second Amendment” and, together with the First Amendment, the “Amendments”) to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Second Amendment Proposal” and, together with the First Amendment Proposal, the “Amendment Proposals”); and

(c) Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

You are not being asked to vote on an initial Business Combination at this time. We have determined that the Company will not be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the First Amendment Proposal is approved and the Amendment is implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeem all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders.

Can I attend the Special Meeting?

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/crucibleacquisition/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on November 28, 2022. If you do not have your control number, you may contact the Company’s transfer agent, Continental, by calling (917) 262-2373 or emailing proxy@continentalstock.com.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares. If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing. If you would like to join the Special Meeting and neither vote nor ask any questions, you can join as a guest.

You are urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope.

Why should I vote to approve the Amendments?

Our Board believes stockholders will benefit from the Company having the ability to return capital to our stockholders prior to December 31, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter. The purpose of the First Amendment Proposal is to allow the Company to return capital to our stockholders prior to December 31, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter. The purpose of the Second Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Since our IPO, our management team evaluated more than 100 target businesses and employed a broad set of search criteria for potential target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations amid volatile market conditions. Amid high valuations in 2021 and a declining IPO market in 2022, we have been unable to secure an opportunity that offered a compelling return on investment for our stockholders. In light of these circumstances, we have determined that it is very unlikely that the Company will be able to complete an initial Business Combination by the Original Termination Date. These factors, combined with recent changes in U.S. tax law which may increase our tax liabilities in connection with stockholder redemptions, have led us to believe that it is in the best interests of the Company and our stockholders for the Company to return capital to our stockholders by December 31, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter.

If (x) the Amendment Proposal is approved, the Amendment is implemented or (y) the Amendment Proposal is not approved, because we will not complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the First Amendment Proposal is approved, the Amended Termination Date.

The purpose of the Amendment Proposal is to allow the Company to return capital to our stockholders prior to December 31, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders.

In connection with approval of the First Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposal or if they vote at all. If the First Amendment Proposal is approved by the requisite vote of stockholders, the remaining public stockholders will also have their shares redeemed for cash because the Company will not complete an initial Business Combination by the Amended Termination Date. However, public stockholders will not have their shares redeemed in connection with the First Amendment unless the First Amendment Proposal is approved. If the First Amendment Proposal is approved by the requisite vote of stockholders but the Second Amendment Proposal is not approved by the requisite vote of stockholders, we will not redeem shares of Class A Common Stock to the extent that such redemptions cause us to have less than $5,000,001 of net tangible assets following approval of the Amendment. In the event that the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, we and/or our Sponsor, expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any public shares in connection with the First Amendment Proposal, and the public stockholders will retain their shares and redemption rights.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing, and will not propose, to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares and the Amendment is implemented, such holders shall retain redemption rights in the event the Company has not consummated an initial Business Combination by the Amended Termination Date. We have determined that it is very unlikely that the Company will be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the First Amendment Proposal is approved and the First Amendment is implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeem all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders.

If the Amendment Proposal is approved, stockholders who elect to redeem their public shares in connection with the Amendment will receive a per-share redemption price of the Trust Account, including interest (net of taxes payable). An additional $100,000 of interest to pay dissolution expenses may be withdrawn from the Trust Account when redeeming the remaining stockholders in connection with the winding up of the Company, which, if the First Amendment Proposal is approved, may result in a per-share redemption price paid to the remaining stockholders in connection with the winding up of the Company that is lower than the per-share redemption price paid to stockholders who elect to redeem their public shares in connection with the First Amendment.

Our Board recommends that you vote in favor of each of the Amendment Proposals, but expresses no opinion as to whether you should redeem your public shares.

When would the Board abandon the Amendment Proposals?

Our Board will abandon the Amendment if our stockholders do not approve the Amendment Proposals. Additionally, we may decide to abandon the Amendments at any time and for any reason prior to filing the Amendments with the Secretary of State of the State of Delaware.

How do the Company insiders intend to vote their shares?

As of the Record Date, the Sponsor and the Company’s directors, officers and initial stockholders and their permitted transferees (collectively, the “Initial Stockholders”) collectively have the right to vote 20% of the Company’s issued and outstanding shares of Common Stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.06 per share, based on the amounts held in the Trust Account as of September 30, 2022); (b) would represent in writing that such public shares will not be voted in favor of approving the Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

Subject to the immediately preceding paragraph, the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The Sponsor and the Company’s directors, officers and advisors and any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller, during a restricted period under Regulation M under the Exchange Act or during any applicable blackout period under the Company’s insider trading policy.

What vote is required to approve the First Amendment Proposal?

Approval of the Amendment Proposal requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) entitled to vote thereon, voting together as a single class.

What vote is required to approve the Second Amendment Proposal?

Approval of the Second Amendment Proposal requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposals but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Will you seek any further amendments to liquidate the Trust Account?

Other than the First Amendment, until the Amended Termination Date, as described in this proxy statement, we do not anticipate seeking any further amendment to the time period in which we must liquidate the Trust Account if we do not consummate an initial Business Combination.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in Business Combination transactions involving SPACs and private operating companies, the condensed financial statement requirements applicable to transactions involving shell companies, the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions, the potential liability of certain participants in proposed Business Combination transactions and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company will, prior to the date of the Special Meeting, instruct Continental to hold all funds in the Trust Account in cash until the earlier of the consummation of an initial Business Combination and the liquidation of the Company.

If the Amendment Proposals are approved, what happens next?

Our Board believes stockholders will benefit from the Company having the ability to return capital to our stockholders prior to December 31, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter.

Upon approval of the Amendment Proposals by the required number of votes, we plan to file the Amendments with the Secretary of State of the State of Delaware in the form attached as Annex A hereto. However, we may decide to abandon the Amendments at any time and for any reason prior to filing the Amendment with the Secretary of State of the State of Delaware.

If the First Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial Business Combination through the Amended Termination Date if the Amendment Proposal is approved. The removal of any Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of shares of Common Stock held by the Sponsor through its shares of Class B Common Stock. In addition, we will not redeem shares of Class A Common Stock to the extent that such redemptions cause us to have less than $5,000,001 of net tangible assets following approval of the Amendment.

We have determined that the Company will not be able to complete an initial Business Combination by the Amended Termination Date. If the Amendment Proposal is approved, the Amendment is implemented and, because we will not complete an initial Business Combination by the Amended Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which, if the Amendment Proposal is approved, will expire worthless if we fail to complete our initial Business Combination by the Amended Termination Date.

What happens if the First Amendment Proposal is not approved?

If the Amendment Proposal is not approved, because we will not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved, the Amended Termination Date.

Each of the Company’s directors and officers and the Sponsor have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by him, her or it if the Company fails to complete an initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved, the Amended Termination Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

In connection with approval of the Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposal or if they vote at all. However, public stockholders will not have their shares redeemed in connection with the Amendment unless the Amendment Proposal is approved. In addition, we will not redeem shares of Class A Common Stock to the extent that such redemptions cause us to have less than $5,000,001 of net tangible assets following approval of the Amendment.

What happens if the Second Amendment Proposal is not approved?

If the First Amendment Proposal is approved but the Second Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. In the event that the Second Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any public shares in connection with the First Amendment Proposal, and the public stockholders will retain their shares and redemption rights.

Where will I be able to find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s Chief Executive Officer at 645 Walnut Street, Boulder, Colorado, 80302 so that it is received by the Company’s Chief Executive Officer prior to the vote at the Special Meeting. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Special Meeting, or by attending the Special Meeting and revoking their proxy and voting at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each of the proposals. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposals but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. A majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date (as defined below) at the Special Meeting must be represented by virtual attendance or by proxy at the Special Meeting to constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters.

Who can vote at the Special Meeting?

Only stockholders of record of the Company as of 5:00 p.m., New York City Time, on October 3, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 32,343,750 shares of Common Stock issued and outstanding, including (i) 25,875,000 shares of Class A Common Stock (that were initially sold in the IPO) and (ii) 6,468,750 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. The Initial Stockholders collectively own all of our issued and outstanding shares of Class B Common Stock, collectively constituting 20% of our issued and outstanding shares of Common Stock.

Registered Stockholders. If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote via the Internet at the Special Meeting or prior to the Special Meeting by telephone or through the Internet.

“Street Name” Stockholders. If our shares are held on your behalf in a brokerage account, bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker, bank or other nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares. If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and our stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. In the case of the Sponsor, these interests include ownership of shares of Class B Common Stock, ownership of private placement warrants, monthly payments to the Sponsor under a support services agreement and advances by the Sponsor to the Company that will not be repaid in the event of the Company’s winding up. In the case of our directors and officers, these interests include ownership of shares of Class B Common Stock, indemnification, monthly payments to our Chief Executive Officer from the Sponsor using funds the Sponsor obtains from monthly fees from us pursuant to a support services agreement and expense reimbursement. See the section entitled “Proposal No. 1 — The Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting stockholders?

The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.

What happens to the Company’s warrants?

Because we will not complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date, our warrants will expire worthless.

How do I vote?

If you are a holder of record of shares of Common Stock on October 3, 2022, the Record Date for the Special Meeting, you may vote by virtual attendance at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/crucibleacquisition/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on November 28, 2022. If you do not have your control number, you may contact the Company’s transfer agent, Continental, by calling (917) 262-2373 or emailing proxy@continentalstock.com.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares. If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing. If you would like to join the Special Meeting and neither vote nor ask any questions, you can join as a guest.

You are urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope.

How do I redeem my shares of Common Stock?

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such stockholder’s public shares for cash if the First Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m., New York City time, on November 23, 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC.

Additionally, if the First Amendment is approved by the requisite vote of stockholders, public stockholders electing to redeem their shares will only be redeemed for cash if either (i) the Second Amendment Proposal is approved by the requisite vote of stockholders or (ii) the Second Amendment Proposal is not approved by the requisite vote of stockholders and the Redemption Limitation has not been exceeded. In the event that the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, we and/or our Sponsor expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any public shares in connection with the First Amendment Proposal, and the public stockholders will retain their shares and redemption rights.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote against the First Amendment Proposal. If the First Amendment Proposal is approved by the requisite vote of stockholders, the remaining public stockholders will also have their shares redeemed for cash because the Company will not complete an initial Business

Combination by the Amended Termination Date. However, public stockholders will not have their shares redeemed in connection with the First Amendment unless the First Amendment Proposal is approved. In addition, if the First Amendment Proposal is approved by the requisite vote of stockholders but the Second Amendment Proposal is not approved by the requisite vote of stockholders, we will not redeem shares of Class A Common Stock to the extent that such redemptions cause us to have less than $5,000,001 of net tangible assets following approval of the First Amendment.

If the First Amendment Proposal is approved, stockholders who elect to redeem their public shares in connection with the Amendment will receive a per-share redemption of the Trust Account, including interest (net of taxes payable). An additional $100,000 of interest to pay dissolution expenses may be withdrawn from the Trust Account when redeeming the remaining stockholders in connection with the winding up of the Company, which, if the Amendment Proposal is approved, may result in a per-share redemption price paid to the remaining stockholders in connection with the winding up of the Company that is lower than the per-share redemption price paid to stockholders who elect to redeem their public shares in connection with the First Amendment.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC a fee of $32,500, plus disbursements, and indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Crucible Acquisition Corporation

645 Walnut Street

Boulder, Colorado 80302

Telephone: (401) 216-7635

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: CRU.info@investor.morrowsodali.com

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., New York City time, on November 23, 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

E-mail: mzimkind@continentalstock.com

RISK FACTORS

The New York Stock Exchange (the “NYSE”) may delist our securities from trading on its exchange following stockholder redemptions in connection with approval of the First Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A Common Stock, units and warrants are listed on the NYSE. After the Special Meeting, we may be required to demonstrate compliance with the NYSE’s continued listing requirements in order to maintain the listing of our securities on the NYSE. The NYSE would normally give consideration to the prompt initiation of suspension and delisting procedures with respect to a security of an issuer when:

•

its average aggregate global market capitalization is below $50,000,000 or the average aggregate global market capitalization attributable to publicly held shares is below $40,000,000, in each case over 30 consecutive trading days (not including shares held by directors, officers or their immediate family members and other concentrated holders of 10% or more of such issuer’s outstanding shares);

•

the total number of public stockholders is less than 300 (including beneficial holders in addition to holders of record, but excluding directors, officers or their immediate family members and other concentrated holders of 10% or more such issuer’s outstanding shares);

•

the number of total stockholders is less than 1,200 (including beneficial holders in addition to holders of record) and the average monthly trading volume is less than 100,000 shares for the most recent 12 months; or

•

the number of publicly-held shares is less than 600,000, provided that if the unit of trading is less than 100 shares this requirement is reduced proportionately (excluding shares held by directors, officers or their immediate family members and other concentrated holders of 10% or more such issuer’s outstanding shares).

Additionally, we expect that if our Class A Common Stock fails to meet the NYSE’s continued listing requirements, our units and warrants will fail to meet the NYSE’s continued listing requirements for those securities. We cannot assure you that any of our Class A Common Stock, units or warrants will be able to meet any of the NYSE’s continued listing requirements following the Special Meeting and any related stockholder redemptions of our Class A Common Stock. If our securities do not meet the NYSE’s continued listing requirements, the NYSE may delist our securities from trading on its exchange.

If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common Stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Stockholders who do not elect to redeem their public shares in connection with the First Amendment may receive a lower per-share redemption price in connection with the winding up of the Company than the per-share redemption price paid to stockholders who elect to redeem their public shares in connection with the First Amendment.

If the First Amendment Proposal is approved, stockholders who elect to redeem their public shares in connection with the Amendment will receive a per-share redemption price of the Trust Account, including interest (net of taxes payable). An additional $100,000 of interest to pay dissolution expenses may be withdrawn from the Trust Account when redeeming the remaining stockholders in connection with the winding up of the Company, which, if the First Amendment Proposal is approved, may result in a per-share redemption price paid to the remaining stockholders in connection with the winding up of the Company that is lower than the per-share redemption price paid to stockholders who elect to redeem their public shares in connection with the First Amendment.

In the event the First Amendment Proposal is approved and the First Amendment is effected, the ability of our public stockholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.

A public stockholder may request that the Company redeem all or a portion of such public stockholder’s shares for cash. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A Common Stock. As a result, you may be unable to sell your Class A Common Stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders who elect to redeem their shares.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/crucibleacquisition/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on November 28, 2022.

At the Special Meeting, you will be asked to consider and vote upon proposals to:

1.

Proposal No. 1 – The First Amendment Proposal – amend the Company’s Charter pursuant to an amendment to the Charter in paragraphs three, five and eight of the form set forth in Annex A of this proxy statement to amend the date by which the Company must cease its operations except for the purpose of winding up if it fails to complete a Business Combination, and redeem all of the shares of Class A Common Stock, included as part of the units sold in the IPO, from the Original Termination Date to the Amended Termination Date;

2.

Proposal No. 2 – The Second Amendment Proposal – amend the Company’s Charter pursuant to an amendment to the Charter in paragraphs four, six, seven and nine of the form set forth in Annex A of this proxy statement to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

3.

Proposal No. 3 – The Adjournment Proposal – approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Voting Power; Record Date

Only stockholders of record of the Company as of 5:00 p.m., New York City Time, on October 3, 2022, the Record Date, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each of the shares of Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 32,343,750 shares of Common Stock issued and outstanding, including (i) 25,875,000 shares of Class A Common Stock (that were initially sold in the IPO) and (ii) 6,468,750 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Stockholders

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. A majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting must be represented by virtual attendance or by proxy at the Special Meeting to constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

The Initial Stockholders are entitled to vote 20% of the Common Stock as of the Record Date. Such shares will be voted in favor of the proposals presented at the Special Meeting.

Votes Required

Approval of the First Amendment Proposal requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class.

Approval of the Second Amendment Proposal requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposals but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Voting

You can vote your shares at the Special Meeting by proxy or online by virtually attending the Special Meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Stockholders of Record

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet or by telephone in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet or by telephone as described above, you will designate each of James M. Lejeal, Brad Feld and Jason M. Lynch to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.

Alternatively, you can vote your shares online by virtually attending the Special Meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies

The Board is asking for your proxy. Giving your proxy as requested by the Board means you authorize each of James M. Lejeal, Brad Feld and Jason M. Lynch to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing CRU.info@investor.morrowsodali.com.

Revocability of Proxies

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s Chief Executive Officer at 645 Walnut Street, Boulder, Colorado, 80302 so that it is received by the Company’s Chief Executive Officer prior to the vote at the Special Meeting. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Special

Meeting, or by attending the Special Meeting and revoking their proxy and voting at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/crucibleacquisition/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on November 28, 2022.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC a fee of $32,500, plus disbursements, and indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Morrow Sodali LLC at:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: CRU.info@investor.morrowsodali.com

If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.

Other Business

The Board does not know of any other matters to be presented at the Special Meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our Board with respect to any such matters. We expect that the shares of Class A Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.

Principal Executive Offices

Our principal executive offices are located at 645 Walnut Street, Boulder, Colorado 80302. Our telephone number is (401) 216-7635. Our corporate website address is www.crucibleacquisition.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 – THE FIRST AMENDMENT PROPOSAL

Background

We are a blank check company, incorporated on September 16, 2020 as a Delaware corporation, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Combination with one or more businesses.

On January 7, 2021, the Company consummated its IPO of 25,875,000 units, with each unit consisting of one share of Class A Common Stock and one-third of one redeemable warrant to purchase one share of Class A Common Stock, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,375,000 units. Simultaneously with the closing of the IPO, the Company completed the private sale of 4,783,333 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $7,175,000. Following the closing of the IPO, a total of $258,750,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee.

The First Amendment

We are proposing to amend the Company’s Charter pursuant to an amendment to the Charter in paragraphs three, five and eight of the form set forth in Annex A of this proxy statement to amend the date by which the Company must cease its operations except for the purpose of winding up if it fails to complete a Business Combination, and redeem all of the shares of Class A Common Stock, included as part of the units sold in the IPO, from the Original Termination Date to the Amended Termination Date. If the First Amendment is approved, the approval of the First Amendment is intended to constitute the adoption of a plan of complete liquidation of the Company for U.S. federal income tax purposes.

Reasons for the First Amendment Proposal

Since our IPO, our management team evaluated more than 100 target businesses and employed a broad set of search criteria for potential target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations amid volatile market conditions. Amid high valuations in 2021 and a declining IPO market in 2022, we have been unable to secure an opportunity that offered a compelling return on investment for our stockholders. In light of these circumstances, we have determined that it is very unlikely that the Company will be able to complete an initial Business Combination by the Original Termination Date. These factors, combined with recent changes in U.S. tax law which may increase our tax liabilities in connection with stockholder redemptions, have led us to believe that it is in the best interests of the Company and our stockholders for the Company to return capital to our stockholders by December 31, 2022.

The purpose of the First Amendment Proposal is to allow the Company to return capital to our stockholders prior to December 31, 2022, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders. A copy of the proposed amendment to the Charter is attached to this proxy statement as paragraphs three, five and eight to Annex A.

You are not being asked to vote on an initial Business Combination at this time. We have determined that the Company will not be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the First Amendment Proposal is approved and the First Amendment is implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeem all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders.

If the First Amendment Proposal Is Approved

If the First Amendment Proposal is approved, we plan to file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of paragraphs three, five and eight in Annex A hereto to amend the date by which it has to complete an initial Business Combination to the Amended Termination Date. However, we may decide to abandon the Amendment at any time and for any reason prior to filing the Amendment with the Secretary of State of the State of Delaware.

If the Amendment Proposal is approved, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $260,551,855 that was in the Trust Account as of September 30, 2022. We will not redeem shares of Class A Common Stock to the extent that such redemptions cause us to have less than $5,000,001 of net tangible assets following approval of the Amendment.

We have determined that the Company will not be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposal is approved, the Amendment is implemented and, because we will not complete an initial Business Combination by Amended Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

If the First Amendment Proposal is approved, the First Amendment is implemented, because we will not consummate an initial Business Combination by the Amended Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

If the First Amendment Proposal Is Not Approved

We have determined that the Company will not be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposal is not approved, because we will not complete an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

If the First Amendment Proposal is not approved, because we will not consummate an initial Business Combination by the Original Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

Redemption Rights

If the First Amendment Proposal is approved, each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Amendment will also have their shares redeemed for cash because the Company will not complete an initial Business Combination by the Amended Termination Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 23, 2022 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the anticipated effective date of the Amendment and redemptions.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a)

(i) hold public shares or (ii) hold public shares as part of units and elect to separate such units into the underlying public shares and warrants prior to exercising your redemption rights with respect to the public shares; and

(b)

prior to 5:00 p.m., New York City time, on November 23, 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (ii) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC.

Additionally, if the First Amendment is approved by the requisite vote of stockholders, public stockholders electing to redeem their shares will only be redeemed for cash if either (i) the Second Amendment Proposal is approved by the requisite vote of stockholders or (ii) the Second Amendment Proposal is not approved by the requisite vote of stockholders and the Redemption Limitation has not been exceeded. In the event that the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, we and/or our Sponsor, expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any public shares in connection with the First Amendment Proposal, and the public stockholders will retain their shares and redemption rights.

Holders of units must elect to separate the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote against the First Amendment Proposal. If the First Amendment Proposal is approved by the requisite vote of stockholders, the remaining public stockholders will also have their shares redeemed for cash because the Company will not complete an initial Business Combination by the Amended Termination Date. However, public stockholders will not have their shares redeemed in connection with the First Amendment unless the First Amendment Proposal is approved. In addition, if the First Amendment Proposal is approved by the requisite vote of stockholders but the Second Amendment Proposal is not approved by the requisite vote of stockholders, we will not redeem shares of Class A Common Stock to the extent that such redemptions cause us to have less than $5,000,001 of net tangible assets following approval of the First Amendment.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Amendment is not approved, these shares will not be redeemed in connection with the Amendment and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Amendment will not be approved. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A Common Stock. Based upon the amount held in the Trust Account as of September 30, 2022, which was $260,551,855, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.06 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on September 30, 2022 was $9.96. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of Class A Common Stock for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC prior to the vote on the Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Amendment.

If the First Amendment Proposal is approved, stockholders who elect to redeem their public shares in connection with the Amendment will receive a per-share redemption price of the Trust Account, including interest (net of taxes payable). An additional $100,000 of interest to pay dissolution expenses may be withdrawn from the Trust Account when redeeming the remaining stockholders in connection with the winding up of the Company, which, if the First Amendment Proposal is approved, may result in a per-share redemption price paid to the remaining stockholders in connection with the winding up of the Company that is lower than the per-share redemption price paid to stockholders who elect to redeem their public shares in connection with the First Amendment.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to the redemption of Class A Common Stock for cash, either pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation in the event the Amendment is approved, and the expiration of warrants in such event. This discussion applies only to Class A Common Stock and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•	the Sponsor or our directors and officers;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•

persons that acquired Class A Common Stock pursuant to an exercise of employee stock options or upon payout of a restricted stock unit, in connection with employee stock incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold Class A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; and

•	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A Common Stock or warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF A REDEMPTION OF CLASS A COMMON STOCK AND EXPIRATION OF WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Class A Common Stock or warrants who or that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States,

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•	an estate whose income is subject to U.S. federal income tax regardless of its source, or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

If a beneficial owner of our securities is not described as a U.S. Holder and is not an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes, such owner will be considered a “non-U.S. Holder.” The U.S. federal income tax considerations specifically applicable to non-U.S. Holders are described below under the heading “Non-U.S. Holders.”

Redemption of Class A Common Stock

Redemption of Class A Common Stock Pursuant to An Exercise of Redemption Rights

We expect that a redemption of a U.S. Holder’s Class A Common Stock pursuant to an exercise of redemption rights described in this proxy statement will generally be treated as a taxable disposition of such stock, with the consequences generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” It is possible, however, that in certain circumstances such redemption could be treated as a dividend for U.S. federal income tax purposes, as described below.

If the Amendment is approved, a redemption of a U.S. Holder’s Class A Common Stock pursuant to an exercise of redemption rights described in this proxy statement may be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Class A Common Stock under Section 331 of the Code, as described below under “— U.S. Holders — Redemption of Class A Common Stock — Redemption of Class A Common Stock in Connection with Our Liquidation” and “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If a redemption of a U.S. Holder’s Class A Common Stock pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences of such redemption will instead depend on whether the redemption qualifies as a sale or exchange of such stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If a non-liquidating redemption qualifies as a sale or exchange of Class A Common Stock, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If a non-liquidating redemption does not qualify as a sale or exchange of Class A Common Stock, a U.S. Holder will be treated as receiving a non-liquidating distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Non-Liquidating Distributions.”

A non-liquidating redemption will generally qualify as a sale or exchange of the shares of Class A Common Stock that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only shares of Class A Common Stock actually owned by such U.S. Holder, but also shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to shares of Class A Common Stock owned directly, shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

A non-liquidating redemption will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial Business Combination, the Class A Common Stock may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the shares of Class A Common Stock actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the shares of Class A Common Stock actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A Common Stock owned by certain family members and such U.S. Holder does not constructively own any other Class A Common Stock. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption, including dispositions of our securities that occur in connection with our liquidation.

If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A Common Stock will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Redemption of Class A Common Stock in Connection with Our Liquidation

A U.S. Holder’s receipt of cash for its Class A Common Stock in connection with our liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Class A Common Stock under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” In the event the Amendment is approved, such redemption is expected to occur prior to December 31, 2022.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of Class A Common Stock pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation, including any special reporting requirements.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s Class A Common Stock is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. A non-liquidating distribution in excess of our current and accumulated earnings and profits generally will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its shares of Class A Common Stock. Any remaining excess will generally be treated as gain from the sale or exchange of such shares of Class A Common Stock and will be treated as described under “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock” below.

Dividends we pay to a U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock

If the redemption of a U.S. Holder’s Class A Common Stock is treated as a sale or exchange, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A Common Stock redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent the holding period of the Class A Common Stock from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A Common Stock (Class A Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Expiration of a Warrant

If the Amendment is approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each U.S. Holder’s particular facts and circumstances.

Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a non-U.S. Holder’s Class A Common Stock is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided such dividend is not effectively connected with the non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of a non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. Holder’s adjusted tax basis in its shares of Class A Common Stock and, to the extent such distribution exceeds the non-U.S. Holder’s adjusted tax basis, as gain from the sale or exchange of the Class A Common Stock (taxed as described below under “— Non-U.S. Holders — Gain on Sale, Exchange or Other Taxable Disposition of Class A Common Stock”).

Non-liquidating distributions to a non-U.S. Holder treated as dividends that are effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (or, if an applicable income tax treaty so provides, that are attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder) will generally not be subject to U.S. withholding tax, provided such non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders. If the non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock

A non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Class A Common Stock that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above), unless:

•

the gain is effectively connected with the conduct of a trade or business by the non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder);

•	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•

we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. Holder held the Class A Common Stock.

Gain described in the first bullet point above will generally be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Non-U.S. Holders should consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a USRPHC if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a USRPHC.

Expiration of a Warrant

If the Amendment is approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each non-U.S. Holder’s particular facts and circumstances.

Vote Required for Approval

Approval of the First Amendment Proposal requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the First Amendment Proposal. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

We have determined that the Company will not be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the Amendment Proposal is approved, the Amendment is implemented or (y) the Amendment Proposal is not approved, because we will not complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless because we will not complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved, the Amended Termination Date.

The Initial Stockholders are expected to vote all shares of Common Stock owned by them in favor of the Amendment Proposal. On the Record Date, the Initial Stockholders beneficially owned and were entitled to vote an aggregate of 6,468,750 shares of Class B Common Stock, collectively representing 20% of our issued and outstanding shares of Common Stock. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of shares of Common Stock and their respective ownership thereof.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $           per share, based on the amounts held in the Trust Account as of September 30, 2022); (b) would represent in writing that such public shares will not be voted in favor of approving the Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

Subject to the immediately preceding paragraph, the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The Sponsor and the Company’s directors, officers and advisors and any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller, during a restricted period under Regulation M under the Exchange Act or during any applicable blackout period under the Company’s insider trading policy.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If (x) the First Amendment Proposal is approved, the First Amendment is implemented, because we will not consummate an initial Business Combination by the Amended Termination Date or (y) the First Amendment Proposal is not approved, because we will not consummate an initial Business Combination by the Original Termination Date, the 6,368,750 shares of Class B Common Stock held by the Sponsor and 75,000 shares of Class B Common Stock held by our directors will be worthless (as the Sponsor and our directors and officers have waived liquidation rights with respect to such shares), as will the 4,783,333 private placement warrants held by the Sponsor;

•

In connection with the IPO, the Sponsor and our officers and directors agreed that they shall be entitled to redemption and liquidation rights with respect to any shares of Class A Common Stock offered in the IPO that it or they hold if we do not consummate an initial Business Combination by the Original Termination Date; however, if the First Amendment Proposal is approved and the First Amendment is implemented, that agreement will be amended to allow the Sponsor and our officers and directors to redeem any such shares of Class A Common Stock because we will not consummate an initial Business Combination by the Amended Termination Date;

•

In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•

All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial Business Combination and, if (x) the Amendment Proposal is approved, the Amendment is implemented or (y) the Amendment Proposal is not approved, because we will not consummate an initial Business Combination by the Amended Termination Date or the Original Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

We are part to a support services agreement pursuant to which we pay the Sponsor a total of $20,000 per month for support and administrative services, including for payment by the Sponsor to James M. Lejeal, our Chief Executive Officer, pursuant to a consulting agreement between the Sponsor and Mr. Lejeal, and we expect to continue such payments until the Company dissolves;

•

The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial Business Combination and, if (x) the First Amendment Proposal is approved, the Amendment is implemented or (y) the Amendment Proposal is not approved, because we will not consummate an initial Business Combination by the Amended Termination Date or the Original Termination Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses; and

•

The Company issued unsecured promissory notes to the Sponsor for an aggregate amount of up to $4,000,000 in working capital loans, up to $1,500,000 of which may be converted by the Sponsor to warrants to purchase Class A Common Stock at a conversion price of $1.50 per warrant (the “Promissory Notes”). The Promissory Notes are non-interest bearing and are due and payable in full on the earlier of (i) the Original Termination Date or, if the Amendment Proposal is approved, the Amended Termination Date and (ii) the effective date of a Business Combination. As of June 30, 2022, there was $3,170,000 outstanding under the Promissory Notes. If (x) the Amendment Proposal is approved, the Amendment is implemented or (y) the Amendment Proposal is not approved, because we will not consummate an initial Business Combination by the Amended Termination Date or the Original Termination Date, there will not be sufficient assets to repay the Promissory Notes and they will be worthless.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the First Amendment Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable the adoption of the First Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FIRST AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 – THE SECOND AMENDMENT PROPOSAL

Overview

We are proposing to amend the Charter pursuant to paragraphs four, six, seven and nine of the amendment to the Charter in the form set forth in Annex A of this proxy statement to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Second Amendment Proposal

The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to carry out redemptions in connection with the First Amendment (and, in any event, before December 31, 2022) irrespective of whether such redemptions would exceed the Redemption Limitation.

If the Second Amendment is Approved

If the Second Amendment Proposal is approved, we plan to promptly file the Second Amendment with the Secretary of State of the State of Delaware pursuant to paragraphs four, six, seven and nine of the Charter in the form set forth in Annex A of this proxy statement and, assuming the First Amendment Proposal is approved and the First Amendment is effected, have the ability to redeem public shares irrespective of whether such redemptions exceed the Redemption Limitation. However, we may decide to abandon the Second Amendment at any time and for any reason prior to the effectiveness of the filing of the Second Amendment with the Secretary of State of the State of Delaware. Assuming the First Amendment Proposal is approved, if we abandon the Second Amendment, public stockholders will not have their public shares redeemed in connection with the First Amendment if the Redemption Limitation is exceeded.

If the Second Amendment is Not Approved

If the First Amendment is approved by the requisite vote of stockholders, public stockholders electing to redeem their shares will only be redeemed for cash if either the Second Amendment Proposal is not approved by the requisite vote of stockholders and the Redemption Limitation has not been exceeded. In the event that the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, we and/or our Sponsor, expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Second Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any public shares in connection with the First Amendment Proposal, and the public stockholders will retain their shares and redemption rights.

Vote Required for Approval

Approval of the Second Amendment Proposal requires the affirmative vote of the holders of at least 65% of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Abstentions will have the effect of a vote “AGAINST” the Second Amendment Proposal. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Second Amendment Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable the adoption of the Second Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE SECOND AMENDMENT PROPOSAL.

PROPOSAL NO. 3 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposals.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the total voting power of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and our stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposals, our Board will approve and declare advisable adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of September 30, 2022, with respect to our shares of Common Stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers and directors; and

•	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 32,343,750 shares of Common Stock outstanding as of September 30, 2022, including 25,875,000 shares of Class A Common Stock and 6,468,750 shares of Class B Common Stock. Voting power represents the combined voting power of shares of Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the shares of Common Stock vote together as a single class. The table below does not include any shares of Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of September 30, 2022.

	Class A Common Stock(1)		Class B Common Stock(2)
Name and Address of Beneficial Owner(3)	Beneficially Owned	Approximate Percentage of Issued and Outstanding Shares of Class A Common Stock	Beneficially Owned	Approximate Percentage of Issued and Outstanding Shares of Class B Common Stock		Approximate Percentage of Voting Power
Saba Capital Management, L.P.(4)	1,343,964	5.2%	—	—		4.2%
Empyrean Capital Overseas Master Fund, Ltd.(5)	1,350,400	5.2%	—	—		4.2%
Foundry Crucible I, LLC(6)	6,368,750	24.6%	6,368,750	98.5%		19.7%
James M. Lejeal(6)	—	—	—	—		—
Brad Feld(6)	—	—	—	—		—
Jason M. Lynch	—	—	—	—		—
Margaret E. Porfido	25,000	*	25,000		*	*
Sara Baack	25,000	*	25,000		*	*
Jewel Burks	25,000	*	25,000		*	*
All directors and executive officers as a group (seven individuals)	6,443,750	24.9%	6,443,750	99.6%		19.9%

*	Less than 1%
(1)

Includes all shares of Class B Common Stock convertible by such holder into shares of Class A Common Stock. Such shares of Class B Common Stock will automatically convert into shares of Class A Common Stock at the time of our initial Business Combination, or earlier at the option of the holder, on a one-for-one basis, as described in the section of entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-251495). Prior to and following our initial Business Combination, each share of Class B Common Stock is convertible, at the option of the holder, into one share of Class A Common Stock.

(2)	Interests shown consist solely of shares of Class B Common Stock.
(3)	Unless otherwise noted, the business address of each of the following entities or individuals is 645 Walnut Street, Boulder, Colorado 80302.
(4)

According to a Schedule 13G filed with the SEC on December 30, 2021, each of Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Boaz R. Weinstein may be deemed to beneficially own the 1,343,964 shares of Class A Common Stock reported herein.

(5)

According to a Schedule 13G filed with the SEC on January 25, 2021, Empyrean Capital Overseas Master Fund, Ltd. (“ECOMF”) is the record holder of the 1,350,400 shares of Class A Common Stock reported herein. Empyrean Capital Partners, LP (“ECP”) serves as investment manager to ECOMF. Mr. Amos Meron serves as the managing member of Empyrean Capital, LLC, the general partner of ECP. As a result of the foregoing, each of ECOMF, ECP and Mr. Meron may be deemed to beneficially own the 1,350,400 shares of Class A common stock reported herein.

(6)

Foundry Crucible I, LLC, our Sponsor, is the record holder of 6,368,750 shares of Class B Common Stock. Mr. Feld is a managing member of FG Next GP 2018, LLC, a Delaware limited liability company, which is the general partner of Foundry Group Next 2018, L.P., a Delaware limited partnership, which is the managing member of our Sponsor. Mr. Lejeal is a member of our Sponsor. Neither Mr. Feld nor Mr. Lejeal will be deemed to beneficially own shares held by our Sponsor.

The Initial Stockholders beneficially own 20% of our issued and outstanding shares of Common Stock. The Sponsor, as a result of holding the majority of the shares of Class B Common Stock, has the right to elect all of our directors prior to our initial Business Combination and may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Charter and approval of significant corporate transactions.

OTHER MATTERS

Stockholder Proposals

For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.

We have determined that the Company will not be able to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the Amendment Proposal is approved, the Amendment is implemented or (y) the Amendment Proposal is not approved, because we will not complete an initial Business Combination by the Original Termination Date or the Amended Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual meeting at which stockholders could submit proposals.

Delivery Of Documents To Stockholders

For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•

if the shares are registered in the name of the stockholder, the stockholder should contact Company’s Chief Executive Officer at 645 Walnut Street, Boulder, Colorado, 80302 to inform us of their request; or

•	if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “Corporate Governance” at www.crucibleacquisition.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Crucible Acquisition Corp

645 Walnut Street

Boulder, Colorado 80302

(401) 216-7635

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: CRU.info@investor.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by November 21, 2022 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ANNEX A

FORM OF

CERTIFICATE OF AMENDMENT

OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CRUCIBLE ACQUISITION CORPORATION

CRUCIBLE ACQUISITION CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is Crucible Acquisition Corporation. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 16, 2020. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 4, 2021 (the “Amended and Restated Certificate of Incorporation”).

2. This Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) has been duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with the provisions of the Amended and Restated Certificate of Incorporation and Section 242 of the General Corporation Law of the State of Delaware. The approval of the Amendment is intended to constitute the adoption of a plan of complete liquidation of the Corporation for U.S. federal income tax purposes.

3. The Amended and Restated Certificate of Incorporation is hereby amended by deleting Article IX, Section 9.1(b) in its entirety and inserting the following in lieu thereof:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by November 30, 2022 (the “Termination Date”) and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Termination Date or (B) relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Foundry Crucible I, LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

4. The Amended and Restated Certificate of Incorporation is hereby amended by deleting Article IX, Section 9.2(a) in its entirety and inserting the following in lieu thereof:

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed (which redemption may be in the form of a repurchase by the Corporation) upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

5. The Amended and Restated Certificate of Incorporation is hereby amended by deleting Article IX, Section 9.2(d) in its entirety and inserting the following in lieu thereof:

(d) In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

6. The Amended and Restated Certificate of Incorporation is hereby amended by deleting Article IX, Section 9.2(e) in its entirety and inserting the following in lieu thereof:

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

7. The Amended and Restated Certificate of Incorporation is hereby amended by deleting Article IX, Section 9.2(f) in its entirety.

8. The Amended and Restated Certificate of Incorporation is hereby amended by deleting the first sentence of Article IX, Section 9.7 in its entirety and inserting the following in lieu thereof:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate that would modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Termination Date, or with respect to any other provision herein relating to stockholder’s rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares.

9. The Amended and Restated Certificate is hereby amended by deleting the second sentence of Article IX, Section 9.7 in its entirety.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this 28th day of November, 2022.

CRUCIBLE ACQUISITION CORPORATION

By:
Name:	James M. Lejeal
Title:	Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet-QUICK EASY IMMEDIATE-24 Hours a Day, 7 Days a Week or by Mail CRUCIBLE ACQUISITION CORPORATION to Your vote Internet your shares vote authorizes in the same the manner named as proxies if you marked, Votes submitted signed and electronically returned your over proxy the Internet card. must November 25, 2022 be received . by 11:59 p.m., Eastern Time, on INTERNET - Use www the cstproxy vote Internet to vote .com your proxy. Have your proxy Follow card available the prompts when to you vote access your shares the above . website. If Vote you at plan the to Meeting attend the - virtual online special meeting, number to you vote will electronically need your 12 at digit the special control meeting . To attend the special meeting, visit: https://www.cstproxy.com/crucibleacquisition/2022 MAIL and return - Mark, it in sign the postage and date paid your envelope proxy card provided . PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE " DO NOT SEPARATE " INSERT IN ENVELOPE PROVIDED PROXY Please mark THE SPECIAL MEETING IS BEING HELD TO CONSIDER AND VOTE UPON THE your votes like this FOLLOWING PROPOSALS: 1. Proposal No. 1 - The First Amendment FOR AGAINST ABSTAIN Proposal - to amend the Company's Amended and Restated Certificate of Incorporation (the "Charter" paragraphs three, five and eight) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to amend the date by which the Company must cease its operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, and redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company, from January 7, 2023 to November 30, 2022; 2. Proposal No. 2 - The Second Amendment FOR AGAINST ABSTAIN Proposal - to amend the Company's Charter pursuant to an amendment to the Charter in paragraphs four, six, seven and nine of the form set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,0001; and 3. Proposal No. 3 - The Adjournment FOR AGAINST ABSTAIN Proposal - to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the other proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate. The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof. CONTROL NUMBER Signature Signature, if held jointly Date 2022. When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 28, 2022: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/crucibleacquisition/2022 3 FOLD HERE " DO NOT SEPARATE " INSERT IN ENVELOPE PROVIDED 3 PROXY CRUCIBLE ACQUISITION CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS You are cordially invited to attend a special meeting of stockholders of Crucible Acquisition Corporation, a Delaware corporation (the "Company", "we", "us" or "our"), to be held at 10.00 a.m., Mountain time, on November 28, 2022 (the "Special Meeting"), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/crucibleacquisition/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on November 28, 2022. The accompanying proxy statement is dated October 24, 2022, and is first being mailed to stockholders of the Company on or about October 25, 2022. Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting by the proxy or proxies named in the accompanying proxy statement and voted in accordance with your instructions. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting. (Continued and to be marked, dated and signed on the other side)